Stockholders' Equity (Deficit)	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Stockholders' Equity (Deficit)
Stockholders' Equity (Deficit)

9.Stockholders’ Equity (Deficit)

Redeemable Convertible Preferred Stock

Prior to the conversion upon the closing of the Merger, Legacy Tvardi issued Series A preferred stock and Series B preferred stock (the Preferred Stock). Prior to the completion of the Merger, Legacy Tvardi classified the Preferred Stock outside of permanent equity as the shares had redemption features that were not entirely within the control of Legacy Tvardi. As discussed in Note 3, Merger Agreement, upon the closing of the Merger, Legacy Tvardi’s Preferred Stock converted into 3,963,910 shares of the Company’s common stock.

Preferred Stock

As of June 30, 2025, the Company had 5,000,000 shares of preferred stock authorized, $0.001 par value, pursuant to its amended and restated certificate of incorporation. However, no such shares were issued or outstanding as of June 30, 2025.

Common Stock

As discussed in Note 3, Merger Agreement, the Company completed its Merger with Cara in April 2025. Upon the closing of the Merger, the following shares of common stock were received by Legacy Tvardi shareholders:

●	Legacy Tvardi common stock converted into 2,575,494 shares of the Company’s common stock in the aggregate.
●	Legacy Tvardi preferred stock converted into 3,963,910 shares of the Company’s common stock in the aggregate.
●	Legacy Tvardi Convertible Notes converted into 1,265,757 shares of the Company’s common stock in the aggregate.

Further, after effecting the reverse stock split discussed in Note 3, Merger Agreement, Legacy Cara shareholders received 1,550,381 shares of the Company’s common stock in the aggregate as a result of the Merger.

As of June 30, 2025 and as a result of the Merger, the Company’s amended and restated certificate of incorporation authorized the issuance of 150,000,000 shares of $0.001 par value common stock, of which 9,373,433 shares were issued and outstanding.

Each share of common stock entitles the holder to one vote on all matters submitted to a vote of the Company’s stockholders. Common stockholders are entitled to receive dividends, as may be declared by the Board, if any. As of June 30, 2025, no dividends were declared.

10.Common Stock

As of December 31, 2024 and 2023, the Company’s amended and restated certificate of incorporation authorized the issuance of 58,251,629 shares of $0.001 par value common stock. The voting, dividend and liquidation rights of the holders of the Company’s common stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth above. As of December 31, 2024 and 2023, there were 19,197,914 shares and 19,134,164 shares of common stock issued and outstanding, respectively.

Each share of common stock entitles the holder to one vote on all matters submitted to a vote of the Company’s stockholders. Common stockholders are entitled to receive dividends, as may be declared by the Board, if any, subject to the preferential dividend rights of the Preferred Stock. When dividends are declared on shares of common stock, the Company must declare at the same time a dividend payable to the holders of Preferred Stock equivalent to the dividend amount they would receive if each share of Preferred Stock were converted into common stock. The Company may not pay dividends to common stockholders until all dividends accrued or declared but unpaid on the Preferred Stock have been paid in full. As of December 31, 2024 and 2023, no dividends were declared.

As of December 31, 2024 and 2023, the Company had reserved 36,014,953 and 36,078,703 shares of common stock, respectively, for the conversion of outstanding shares of Preferred Stock (see Note 9, Redeemable Convertible Preferred Stock), the exercise of outstanding stock options, and the issuance of stock options remaining available for grant under the Company’s 2018 Stock Incentive Plan (see Note 11, Stock-based compensation).